UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4963

THE BERWYN FUNDS
1189 LANCASTER AVENUE, BERWYN, PA 19312
KEVIN M. RYAN, 1189 LANCASTER AVENUE, BERWYN, PA 19312

Registrant's telephone number, including area code: (610) 296-7222

Date of fiscal year end: 12/31/04

Date of reporting period: 1/01/04 - 12/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders

A copy of the 2004 Annual Report to Stockholders is enclosed.

Item 2. Code of Ethics

  The registrant has adopted a code of ethics that applies to registrant's principal executive officer and principal financial officer.

  N/A

  There have been no amendments to the code of ethics since its adoption.

  No waivers of the provisions of the code have been granted since its adoption.

  N/A

  1.) The registrant has filed a copy of its code of ethics as an exhibit on this form N-CSR.

2.) The registrant has posted a copy of the code of ethics on its Internet Web site, http://www.theberwynfunds.com.

        3.) Anyone may obtain a copy of this code of ethics free of charge by calling the registrant at (800) 992-6757 and requesting the Code of Ethics for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

a.) 1.) i.) The Board of Trustees has determined that there is one audit committee financial expert on its audit committee.

     2.) The audit committee financial expert is Denis P. Conlon. Mr. Conlon is an independent Trustee.

Item 4. Principal Accountant Fees and Services

a.) Audit Fees

Aggregate audit fees billed for fiscal year 2003 and fiscal year 2004 by Briggs Bunting and Dougherty, LLP were $28,000 and $27,800 respectively.

b.) Audit Related Fees.

Audit related fees of $6800 were billed by Briggs Bunting and Dougherty LLP for fiscal year 2003. The services performed consisted of procedures agreed upon by the Audit Committee and Briggs Bunting and Dougherty, LLP, undertaken for the purpose of assisting the Audit Committee in assessing Fund management's response to recommendations made by Pricewaterhouse Coopers LLP in a management comment letter dated April 1, 2003. The services included a general review of the Semi-Annual Report to Stockholders. No audit related fees were billed in fiscal year 2004.

c.) Tax Fees

There were tax fees of $3,000 billed for fiscal year 2003 and for fiscal year 2004. The services provided were the preparation of the federal income tax return of the three portfolio series of the registrant.

d.) All Other Fees.

In 2003, Pricewaterhouse Coopers LLP billed the registrant $2,000 to transfer the registrant's files to its new accountant, Briggs Bunting and Dougherty, LLP. No fees other than those already disclosed were billed by the registrants accountant in fiscal year 2004.

e.) 1.) Before the accountant was engaged for audit and non-audit services the engagement was approved by the registrant's audit committee.

2. The services listed in paragraphs (a) (b) and (c) were pre-approved by the audit committee. The registrant did not seek audit committee approval to pay bill for the transfer of files from one accountant to another.

f.) N/A

g.) The registrant's accountant billed the registrant $9,800 for non-audit services in 2003 and $3000 in 2004. The registrant's accountant did not bill the registrant's investment adviser or any entity controlling, controlled by or under common control with the registrant's adviser for non-audit services during the last two fiscal years.

Item 5. Audit Committee of Listed Registrants

N/A

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the report to stockholders filed under Item 1 of the Form.

Item 7. Disclosure of Proxy Voting

Policies and Procedures for closed-end Management Investment Companies.

N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies

N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

N/A

Item 10. Submission of Matters to a Vote of Security Holders

N/A

Item 11. Controls and Procedures

a.) The registrant's principal executive and financial officers have reviewed the registrant's disclosure controls and procedures prior to the filing of this report and have concluded that they are effective.

b.) There has been no change in the registrant's internal control over financial reporting

Item 12. Exhibits

  1.) Code of Ethics

2.) Certifications by the principal executive and financial officers

THE BERWYN FUNDS

BERWYN FUND SERIES

BERWYN INCOME FUND SERIES

BERWYN CORNERSTONE FUND SERIES

2004

ANNUAL REPORT

Shareholders Services                                         no load

(800) 992-6757                                                      mutual funds

THE BERWYN FUNDS
2004 ANNUAL REPORT

THE BERWYN FUNDS

2004 Annual Report

THE BERWYN FUNDS

Letter from the President

January 24, 2005

Dear Shareholder:

The Berwyn Funds experienced another year of solid gains in 2004. In an uncertain investment environment punctuated with an insurance industry scandal, class-action lawsuits in the pharmaceutical industry and increased regulatory oversight of corporate America, each of our Funds was able to avoid major setbacks and make consistent gains throughout the year.

Berwyn Income Fund (BIF), our largest fund in terms of asset size, gained 7.98 percent on a total return basis, which compared favorably with others having a similar objective. Historically, BIF has delivered above average gains, with below average risk, compared to its peers.

Berwyn Fund (BF), a portfolio of smaller capitalization common stocks, had an outstanding year, producing a total return of 22.83 percent. Although BF can be volatile under certain market environments, it has produced a consistently superior performance over the past four years.

Our newest fund, Berwyn Cornerstone (BCF), gained 10.62 percent on a total return basis for 2004, beating the Dow Jones Industrial Average, which gained 5.31 percent and slightly underperforming the S&P 500's gain of 10.88 percent. BCF is a portfolio of common stocks with mid and larger sized market capitalizations. Although we were disappointed that BCF did not match, or exceed, its reference index, the S&P Midcap 400, which gained 16.49 percent, we are striving to achieve results that will fulfill our high expectations.

In my 2004 semi-annual letter I described the shared responsibilities that characterize the Berwyn Funds method of operation. Although each member of our investment management team has specific duties, our decision-making process involves daily interaction, where each of us is constantly challenged to defend his positions and perform his best. Our products are truly the result of a team effort as investment ideas are openly shared, discussed and tested against our combined experiences and judgment.

I am pleased to report that The Berwyn Funds has selected Ultimus Fund Solutions to provide administration, fund accounting, transfer agent and shareholder services and US Bank to provide custody services. Our search for a new administrator was prompted by the continued growth of our Funds, changes in the regulatory environment and a commitment to offer and maintain the highest quality service to our shareholders. The selection of Ultimus, a Cincinnati, Ohio based operation was the result of a significant effort which involved an initial evaluation process of several candidates and an on-site evaluation of the two finalists. The transition to Ultimus will occur during the first half of this year.

Sincerely yours,

Robert E. Killen
President

THE BERWYN FUNDS

2004 Annual Report

BERWYN FUND

a series of The Berwyn Funds

January 24, 2005

Dear Berwyn Fund Shareholder:

Berwyn Fund's net asset value per share advanced from $24.78 to $28.96 for the year 2004. In addition, BF paid a year-end long-term capital gains distribution of $1.48, which resulted in a 22.83 percent annual total return. The distribution reflects your management's fundamental, value-oriented investment style. We are particularly pleased with the results in view of BF's outstanding gain of 50.01 percent in 2003.

BF also performed well on a relative basis. Amongst the most widely followed indices, the Dow Jones Industrial Average, S&P 500 and NASDAQ Composite Index experienced gains on a total return basis of 5.31 percent, 10.88 percent and 8.59 percent, respectively, during 2004. Smaller capitalization stocks generally outperformed those of larger companies with the Russell 2000 Index, BF's reference index, gaining 18.33 percent.

Last year's stock market gains resulted from an economy which expanded at an above-average rate, continued low interest rates and improved corporate earnings. With the core rate of inflation (excluding food and energy) remaining at the 2.5 percent level, investors seemed willing to ignore the growing federal budget deficit and weaker dollar. This year's stock market performance will be challenged by the ability of corporate America to control expenses and expand its global presence in order to maintain the earnings momentum achieved in 2004.

BF's 2004 performance was buoyed by the performance of our energy related stocks: Berry Petroleum (BRY), up 131 percent, Callon Petroleum (CPE), up 39 percent, Frontier Oil (FTO), up 56 percent, Southwestern Energy (SWN), up 112 percent and Westmoreland Coal Company (WLB), up 74 percent. In our opinion, oil, natural gas and coal reserves will become increasingly valuable commodities over the next decade.

Other important contributors to 2004's performance were MTS Systems (MTSC), a manufacturer of dynamic and static test equipment, up 78 percent, Terex (TEX), a global provider of heavy industrial equipment, up 67 percent, Yellow Roadway (YELL), a trucking company, up 54 percent and Blair (BL), a catalog clothing retailer, up 50 percent.

Three stocks underperformed substantially: Theragenics, down 21 percent, La-Z-Boy (LZB), down 25 percent and Quidel, down 53 percent. Theragenics (TGX), a health care company, has been eliminated from the portfolio. We have recently added to our position in La-Z-Boy, a manufacturer and retailer of furniture. Quidel (QDEL), a provider of medical diagnostic tests, remains in the portfolio.

Longer-term investors of BF know of the caution that we have expressed in recent quarters. The stock market rally, which began in October 2002, is now mature. The stock prices of most companies are unlikely to be carried higher by the momentum created by the combined forces of under-valuation and an economy emerging from a recession. However, we believe that careful stock selection can generate decent investor returns in a growing economy.

In our third quarter report we informed our shareholders that BF held a 25 percent cash position at the end of September, but hoped to reduce that position by year-end, if possible. Unfortunately, the anticipated stock market sell-off did not occur and consequently our cash position at year-end remained higher than normal at 18.4 percent. So far in 2005, the cash position has moderated the decline in the Fund's price. If the stock market weakness continues, new and exciting opportunities should emerge and the cash can be invested at attractive price levels.

At year-end, BF held 38 common stock positions as compared to 36 last year. Total assets were $115 million compared to $52 million at the end of 2003. The increase reflects both internally generated growth and new share purchases. The pie chart, shown above, illustrates BF's allocation to various industry sectors. It is our intention to maintain a diversified asset base in order to reduce risk, but our exposure to unattractive industries will be minimized, or even excluded, from the portfolio. At year-end the weighted average market capitalization of stocks in the portfolio was $747 million as compared to $529 million last year. Yellow Roadway had the largest market capitalization, $2,478 million, and Patrick Industries the lowest, $47 million. New investment candidates must have a capitalization of at least $125 million.

The following graph illustrates the performance of BF and its reference index, the Russell 2000, over the past 10 years. After following the Russell 2000 closely during the early and mid-1990's, BF underperformed in the late 1990's when value investing fell from favor and a mania for Internet and high technology stocks developed. Since 1999, BF has done relatively well and its performance slightly surpasses that of the Russell 2000 over the ten-year period. We are pleased, but not surprised, that value investing has regained its prior stature in the eyes of the investment community.

Your management team is appreciative of your continued support and remains committed to delivering superior results to our shareholders.

Very truly yours,

Robert E. Killen, Lee S. Grout, CFA,

for The Killen Group, Inc.

Past performance is not a guarantee of future results. Returns for Berwyn Fund Series are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF's dividends and distributions (total return). All index returns listed herein also include the reinvestment of dividends, distributions and interest (total return). The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The fund's prospectus contains this and other information about the fund and should be read before investing. The fund's prospectus may be obtained by downloading it form the fund's web site or by calling 1-800-992-6757.

Growth of a $10,000 Investment
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Dec. '94
Dec. '95
Dec. '96
Dec. '97
Dec. '98
Dec. '99
Dec. '00
Dec. '01
Dec. '02
Dec. '03
Dec. '04
$29,796 Russ
$30,019 BF
Berwyn Fund
Russell 2000

Berwyn Fund

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs; redemption fees, if redeemed within six months of purchase; and exchange fees, if made within six months of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Berwyn Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, PFPC Trust Co. charges an annual processing fee ($10) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, PFPC Trust Co. charges an annual processing fee ($10) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/01/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/01/04 - 12/31/04
Berwyn Fund Actual	$1,000	$1,133.15	$6.21
Hypothetical (5% return before expenses)	$1,000	$1,009.66	$5.88

*Expenses are equal to the Fund's annualized expense ratio of 1.16% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period between July 1, 2004 and December 31, 2004).

THE BERWYN FUNDS

2004 Annual Report

BERWYN INCOME FUND

a series of The Berwyn Funds

January 24, 2005

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund (BIF) during 2004 was 7.98 percent. Net asset value per share increased from $11.74 on December 31, 2003 to $12.13 on December 31, 2004. In addition, quarterly dividends totaling $0.53 were distributed from net investment income, compared to last year's dividends of $0.59. The lower dividend amount reflects the low level of market interest rates and our efforts to reduce the interest rate sensitivity of the portfolio in a volatile environment.

Consistent with its objective to generate income for its shareholders while preserving capital, nearly two-thirds of BIF's portfolio was invested in corporate bonds. BIF's sector breakdown at the end of the year was 64.4 percent corporate bonds, 3.2 percent preferred stocks, 29.0 percent dividend-paying common stocks and 3.4 percent short-term investments.

After a difficult first half, corporate bond prices rallied in the final six months of the year as fears of an imminent return of inflation receded. High yield bonds outperformed lower yielding, higher quality issues. BIF's emphasis on the purchase of higher yielding bonds beginning in the fourth quarter of 2002 enhanced its participation in this rally.

Total returns for the quarter and year ending December 31st are given below for BIF versus its reference indices*:

	Quarter Ending 12/31/04	Year Ending 12/31/04
BIF	3.24%	7.98%
BIG	1.00%	4.48%
HYC	5.00%	10.96%
LII	4.99%	7.50%

* Citigroup Broad Investment Grade Bond Index (BIG), Citigroup High Yield Composite Index (HYC), Lipper Income Fund Index (LII)

For the year, BIF outperformed all of its reference indices except HYC, which benefited from the impressive performance of lower quality bonds. BIG, dominated by government and agency bonds, produced a modest return, held back by rising interest rates on the shorter end of the yield curve. The Lipper Income Fund Index (LII) contains a sizeable equity component that contributed to its total return. BIF's performance was driven by the appreciation of its corporate bonds, representing a blend of investment-grade and high-yield ratings, as well as its stock holdings.

Of major concern to the financial markets in 2004 was the ability of the economic recovery to continue without spurring inflation and higher interest rates. During the first half, investors feared the Federal Reserve had waited too long to shift into a tightening mode with the consequence that inflation had become imbedded in the economy. In actuality, these fears were not confirmed by the consumer price index, which remained low by historical standards, although higher than that experienced in 2003. Inflation concerns alleviated for the time being, the bond market rallied in the second half with lower quality corporate bonds performing particularly well. The behavior of the corporate bond market shows investors' confidence that the recovery can continue even as the Federal Reserve works to contain inflation.

Going forward, our strategy remains focused on buying corporate bonds with significant yield spreads to Treasury bonds. With low inflation, the real rates of return on corporate bonds remain attractive. We seek bonds that have the potential to appreciate based on the improving fundamentals of the issuer and/or an upgrade in credit rating. Examples of corporate bond issuers whose bond positions we have increased during the year include: Southwest Airlines Co., Triad Hospitals Inc., Bausch & Lomb Inc. and Service Corp. International.

Another important component of our strategy is to diversify our portfolio of dividend-paying common stocks. In addition to utilities and REITs, we are accumulating shares in companies we believe are particularly well positioned to benefit from a growing economy and are likely to increase their dividends as results improve. Weis Markets Inc., an innovative, regional supermarket, and SpectraLink Corporation, which provides wireless telephone systems, are two examples of companies whose shares we have accumulated as part of our diversification strategy.

We believe our strategies will continue to provide our shareholders with a reliable source of income and act as a counterbalance to more aggressive equity investments. Thank you for your confidence in BIF.

Very truly yours,

Edward A. Killen,

for The Killen Group, Inc.

Past performance is not a guarantee of future results. Returns for Berwyn Income Fund Series are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends and distributions (total return). All index returns listed herein also include the reinvestment of dividends, distributions and interest (total return). The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The fund's prospectus contains this and other information about the fund and should be read before investing. The fund's prospectus may be obtained by downloading it form the fund's web site or by calling 1-800-992-6757.

Growth of a $10,000 Investment
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$24,913
$22,477
$21,070
Berwyn Income Fund (BIF)
Citigroup Broad Investment Grade Index (BIG)
Citigroup High Yield Composite Index (HYC)
Dec. '94
Dec. '95
Dec. '96
Dec. '97
Dec. '98
Dec. '99
Dec. '00
Dec. '01
Dec. '02
Dec. '03
Dec. '04

Growth of a $10,000 Investment
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$24,913
$23,636
Berwyn Income Fund (BIF)
Lipper Income Fund Index (LII)
Dec. '94
Dec. '95
Dec. '96
Dec. '97
Dec. '98
Dec. '99
Dec. '00
Dec. '01
Dec. '02
Dec. '03
Dec. '04

Berwyn Income Fund

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs; redemption fees, if redeemed within six months of purchase; and exchange fees, if made within six months of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Berwyn Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, PFPC Trust Co. charges an annual processing fee ($10) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, PFPC Trust Co. charges an annual processing fee ($10) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/01/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/01/04 - 12/31/04
Berwyn Income Fund Actual	$1,000	$1,071.77	$3.31
Hypothetical ( 5% return before expenses)	$1,000	$1,021.94	$3.23

*Expenses are equal to the Fund's annualized expense ratio of 0.64% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period between July 1, 2004 and December 31, 2004).

THE BERWYN FUNDS

2004 Annual Report

BERWYN CORNERSTONE FUND

a series of The Berwyn Funds

January 24, 2005

Dear Berwyn Cornerstone Fund Shareholder:

Berwyn Cornerstone Fund's (BCF) net asset value per share increased from $11.58 to $12.72 for the year ended December 31, 2004. Including a long-term capital gains distribution of $.09/share, the Fund's total return for the year was 10.62 percent. The distribution, which was paid at the end of 2004, is the first in BCF's history and reflects our belief in long-term investing rather than short-term trading.

BCF's relative performance was mixed for the year. While outperforming the Dow Jones Industrial Average, up 5.31 percent, and almost matching the S&P 500, up 10.88 percent, the fund did not do as well as the S&P Midcap 400, its primary benchmark, which was up 16.49%.

Stocks that contributed the most to BCF's 2004 return included Black and Decker (BDK) up 81.4 percent, Noble Energy (NBL) up 39.3 percent and QLogic (QLGC), an August addition to the fund, up 42.5 percent. Underperformers included Unisys (UIS), down 31.5 percent, and Rite-Aid (RAD), which declined 39.4 percent. We are in the process of eliminating Unisys from the Fund and are re-evaluating Rite-Aid to determine whether our original investment thesis remains valid.

Cornerstone Fund ended the year with 9.71 percent in cash. We reduced cash reserves throughout the year by adding new companies to the portfolio including five in the fourth quarter of 2004. Our value philosophy emphasizes companies with strong balance sheets that reflect low financial risk yet strong upside potential due to low expectations for the company or industry. Samples of companies that met these criteria and were purchased during the fourth quarter include Pfizer (PFE) and Hewlett-Packard (HPQ).

The financial markets in 2004 were dominated by three factors: interest rates, energy prices and the presidential election. Energy prices, driven by developing nation demand, rose significantly, with oil prices peaking out well above $50 per barrel in the fall. This caused significant concerns regarding corporate profitability, consumer spending and inflation. Monetary policy was also in the news as the Federal Reserve began a series of 5 increases to the Federal Funds rate as the Fed began taking back much of the stimulus it had given to the market over the prior two years. Short-term interest rates followed this move with short and intermediate term interest rates moving up during most of 2004. Longer-term interest rates, however, remained near historically low levels, being relatively unchanged for the year. These two factors, energy prices and interest rates, combined to create a cautious environment where the market fluctuated between a small gain and a small loss throughout most of the year.

The third major factor affecting the financial markets, the presidential election, appeared to worry the market in two ways. Investors were concerned who would ultimately win the election and whether there would be a contested outcome, fearing a repeat of 2000. This was probably most clearly seen by the steep market decline on Election Day when exit polls showed John Kerry as the early winner. This was quickly followed the next day when George Bush was declared the clear winner with a strong move up in all major indices. This momentum, combined with a softening in oil prices due to higher OPEC output, was sustained throughout the fourth quarter. As a result of the strong fourth quarter move the equity market went from having an uninspiring year to one with a healthy positive total return for most major averages at the end of December.

One of the most important considerations as we look forward to 2005 is whether or not profitability will match the price levels most stocks have achieved. The post-election rally was due less to fundamental improvement in corporate profitability and more to a belief that the aforementioned factors that had been worrying the market had, in the short-term, been satisfactorily resolved. As stocks appreciate in price there is an inherent need to fulfill higher and higher expectations in order to support the price increases. It will be important early in 2005 for companies to report financial results that reinforce the late 2004 gains. Whether this reinforcement occurs or not the management team of BCF will continue to seek out companies that can deliver superior financial results. We will then look to purchase these companies when risk and expectations are low. We believe that there are areas of the market where this is already possible and if broader expectations are not met, it will only create more opportunities for us.

We thank all our shareholders for their support and we look forward to reporting on our progress throughout 2005.

Sincerely yours,

Lee S. Grout, CFA, Robert E. Killen,

for The Killen Group, Inc.

Past performance is not a guarantee of future results. Returns for Berwyn Cornerstone Fund Series are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF's dividends and distributions (total return). All index returns listed herein also include the reinvestment of dividends, distributions and interest (total return). The investment return and the principal value of an investment in BCF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The fund's prospectus contains this and other information about the fund and should be read before investing. The fund's prospectus may be obtained by downloading it form the fund's web site or by calling 1-800-992-6757.

Growth of a $10,000 Investment
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$12,810
$12,709
Berwyn Cornerstone Fund
S&P 400 Midcap
Apr. '02
June '02
Sept. '02
Dec. '02
Mar. '03
June '03
Sept. '03
Dec. '03
Mar. '04
June '04
Sept. '04
Dec. '04

Berwyn Cornerstone Fund

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs; redemption fees, if redeemed within six months of purchase; and exchange fees, if made within six months of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Berwyn Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, PFPC Trust Co. charges an annual processing fee ($10) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, PFPC Trust Co. charges an annual processing fee ($10) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/01/04	Ending Account Value 12/31/04	Expenses Paid During Period* 7/01/04 - 12/31/04
Berwyn Cornerstone Fund Actual	$1,000	$1,060.43	$10.33
Hypothetical (5% return before expenses)	$1,000	$1,015.10	$10.11

*Expenses are equal to the Fund's annualized expense ratio of 2.00% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period between July 1, 2004 and December 31, 2004).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, including the statements of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period in the three year period ended December 31, 2002 were audited by other auditors whose report dated February 26, 2003 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 7, 2005

THE BERWYN FUNDS - STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

		BERWYN	BERWYN
	BERWYN	INCOME	CORNERSTONE
	FUND	FUND	FUND
Assets:
Investments in Securities, at Market Value	$105,914,981	$203,236,711	$2,327,922
(Cost $76,525,106, $190,227,300 and $1,990,162 for Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund,
respectively)
Cash	9,661,946	-	-
Receivables:
Dividends	86,544	160,582	-
Fund Shares Sold	356,912	593,835	2,290
Interest	55,131	2,129,798	1,188
Investment Securities Sold	-	1,124,952	-
Other Assets:
Prepaid Expenses	8,166	10,960	2,687
Total Assets	116,083,680	207,256,838	2,334,087

Liabilities:
Payables:
Investment Advisory Fee	94,945	85,011	-
Fund Shares Redeemed	929,174	604,470	913
Investment Securities Purchased	109,860	928,816	9,015
Accrued Expenses	21,344	24,033	5,038
Total Liabilities	1,155,323	1,642,330	14,966

Net Assets:	$114,928,357	$205,614,508	$2,319,121

Outstanding Shares of Beneficial Interest	3,968,262	16,954,374	182,380
No Par Value, Unlimited Authorized
Net Asset Value and Offering Price Per Share	$28.96	$12.13	$12.72

Minimum Redemption Price Per Share	$28.67	$12.01	$12.59

On December 31, 2004 Net Assets consisted of the following:

Paid-in Capital	85,499,699	202,687,564	1,981,978
Undistributed Net Investment Income	-	79,037	-
Accumulated Net Realized Gain (Loss)	38,783	(10,161,504)	(617)
Net Unrealized Appreciation of Investment Securities	29,389,875	13,009,411	337,760
	$114,928,357	$205,614,508	$2,319,121

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - STATEMENTS OF OPERATIONS

		BERWYN	BERWYN
	BERWYN	INCOME	CORNERSTONE
	FUND	FUND	FUND
	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED
	12/31/04	12/31/04	12/31/04
Investment Income:
Dividends	$583,580	$2,137,117	$23,017
Interest	166,438	6,515,544	3,863

Total Investment Income	750,018	8,652,661	26,880

Expenses:
Investment Advisory Fee	667,631	834,532	17,200
Transfer Agent Fees	41,320	69,713	27,180
Custodian Fees	12,805	28,621	6,918
Professional Fees	26,024	25,845	15,930
Trustees' Fees	3,200	3,200	3,200
Registration Fees	14,606	25,249	16,191
Printing Costs	8,708	24,873	1,450
Office Expense	19,623	39,459	2,325
Insurance	7,331	11,424	939
Total Expenses Before Reimbursement by Advisor	801,248	1,062,916	91,333
Less Expenses Waived and/or Paid by Advisor	-	-	(58,112)

Net Expenses	801,248	1,062,916	33,221

Net Investment Income (Loss)	(51,230)	7,589,745	(6,341)

Realized and Unrealized Gain on Investments:
Net Realized Gain from Sales of Investment Securities	5,661,768	4,244,780	21,727

Net Change in Net Unrealized Appreciation	10,733,611	1,269,704	182,949
on Investment Securities

Net Realized and Unrealized Gain on Investments	16,395,379	5,514,484	204,676

Net Increase in Net Assets Resulting
from Operations:	$16,344,149	$13,104,229	$198,335

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - STATEMENTS OF CHANGES IN NET ASSETS

					BERWYN
	BERWYN FUND		BERWYN INCOME FUND		CORNERSTONE FUND
	YEAR	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	ENDED
	12/31/04	12/31/03	12/31/04	12/31/03	12/31/04	12/31/03
Net Increase in Net Assets Resulting from Operations:
Net Investment Income (Loss)	$(51,230)	$(48,222)	$7,589,745	$5,985,527	$(6,341)	$(5,008)
Net Realized Gain (Loss) from Sales of
Investment Securities	5,661,768	2,098,062	4,244,780	1,955,556	21,727	(4,695)
Change in Net Unrealized Appreciation
on Investment Securities	10,733,611	13,456,791	1,269,704	8,928,075	182,949	144,022

Net Increase in Net Assets Resulting
from Operations	16,344,149	15,506,631	13,104,229	16,869,158	198,335	134,319

Distributions to Shareholders:
From Net Investment Income	-	-	(7,720,514)	(6,140,055)	-	-
From Realized Gain from Sales of Investments	(5,622,985)	(2,165,925)	-	-	(16,305)	-
Net Decrease in Net Assets Resulting from Distributions	(5,622,985)	(2,165,925)	(7,720,514)	(6,140,055)	(16,305)	-

Capital Share Transactions (1):
Net Proceeds from Sales of Shares	62,688,550	10,102,270	98,450,777	92,538,816	926,146	579,602
Cost of Shares Redeemed	(15,745,670)	(6,031,510)	(40,653,566)	(52,746,199)	(47,914)	(11,431)
Distributions Reinvested	5,480,302	2,093,442	7,048,998	5,717,315	16,305	-
Net Increase in Net Assets from
Capital Share Transactions	52,423,182	6,164,202	64,846,209	45,509,932	894,537	568,171

Total Increase in Net Assets	63,144,346	19,504,908	70,229,924	56,239,035	1,076,567	702,490

Net Assets:
Beginning of Period	51,784,011	32,279,103	135,384,584	79,145,549	1,242,554	540,064

End of Period (Includes Undistributed Net Investment Income of	$114,928,357	$51,784,011	$205,614,508	$135,384,584	$2,319,121	$1,242,554
$0, $0, $79,037, $207,131, $0 and $0, respectively)

(1) Capital Shares Issued and Redeemed:
Shares Sold	2,279,886	438,894	8,283,060	8,291,834	77,758	53,781
Shares Redeemed	(589,761)	(306,336)	(3,455,146)	(4,709,651)	(3,987)	(1,071)
Distributions Reinvested	188,781	83,504	594,423	507,975	1,283	-
Net Increase from Fund Share Transactions	1,878,906	216,062	5,422,337	4,090,158	75,054	52,710

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

		BERWYN FUND
	YEAR ENDED
	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net Asset Value, Beginning of Period	$24.78	$17.23	$20.07	$16.52	$16.18

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.01)	(0.03)	0.05	0.30	(0.06)
Net Realized and Unrealized Gains (Losses)
on Securities	5.64	8.66	(1.43)	4.46	0.40

Total Income (Loss) from Investment Operations	5.63	8.63	(1.38)	4.76	0.34

Less Distributions:
Dividends from Net Investment Income	-	-	(0.06)	(0.24)	-
Distributions from Net Realized Gains	(1.48)	(1.08)	(1.40)	(0.97)	-

	(1.48)	(1.08)	(1.46)	(1.21)	-
Total Distributions

Paid in Capital from Redemption Fees	.03	-	-	-	-

Net Asset Value, End of Period	$28.96	$24.78	$17.23	$20.07	$16.52

Total Return	22.83%	50.01%	(6.88%)	28.93%	2.10%

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$114,928	$51,784	$32,279	$43,960	$26,947

Ratio of Total Expenses to Average Net Assets	1.20%	1.41%	1.29%	1.24%	1.64%

Ratio of Net Investment Income (Loss)
To Average Net Assets	(0.08%)	(0.13%)	0.25%	1.32%	(0.32%)

Portfolio Turnover Rate	23%	23%	32%	37%	16%

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

		BERWYN INCOME FUND
		YEAR ENDED
	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net Asset Value, Beginning of Period	$11.74	$10.64	$10.32	$9.76	$10.00

Income (Loss) from Investment Operations:
Net Investment Income	0.51	0.57	0.62	0.74	0.83
Net Realized and Unrealized Gains
(Losses) on Securities	0.40	1.12	0.33	0.60	(0.25)

Total Income from Investment Operations	0.91	1.69	0.95	1.34	0.58

Less Distributions:
From Net Investment Income	(0.53)	(0.59)	(0.63)	(0.78)	(0.82)

Total Distributions	(0.53)	(0.59)	(0.63)	(0.78)	(0.82)

Paid in Capital from Redemption Fees	.01	-	-	-	-

Net Asset Value, End of Period	$12.13	$11.74	$10.64	$10.32	$9.76

Total Return	7.98%	16.23%	9.38%	14.12%	6.05%

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$205,615	$135,385	$79,146	$48,341	$42,010

Ratio of Total Expenses to Average Net Assets	0.64%	0.67%	0.71%	0.69%	0.94%

Ratio of Net Investment Income
To Average Net Assets	4.54%	5.32%	6.16%	7.91%	7.97%

Portfolio Turnover Rate	48%	54%	39%	50%	12%

The accompanying notes are an integral part of these financial statements.

THE BERWYN FUNDS - FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

BERWYN CORNERSTONE FUND
	YEAR				YEAR				05/01/02**
	ENDED				ENDED				THROUGH
	12/31/04				12/31/03				12/31/02

Net Asset Value, Beginning of Period	$11.58				$9.89				$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.03)				(0.05)				(0.02)	#
Net Realized and Unrealized Gains (Losses)
on Securities	1.26				1.74				(0.09)	#

Total Income (Loss) from Investment Operations	1.23				1.69				(0.11)

Less Distributions:
From Net Realized Gains	(0.09)	-		-	-	-		-	-

Total Distributions	(0.09)	(0.53)		(0.59)	-	(0.63)		(0.78)	-

Net Asset Value, End of Period	$12.72				$11.58				$9.89

Total Return	10.62%				17.09%				(1.10%)	***

Ratios/Supplemental Data:
Net Assets, End of Period	$2,319,121				$1,242,554				$540,064

Ratio of Total Expenses to Average Net Assets	5.46%				11.30%				39.09%	*

Ratio of Net Expenses to Average Net Assets	1.99%		+		1.89%		+		1.62%	*+

Ratio of Net Investment Loss
to Average Net Assets	(3.85%)				(10.07%)				(38.30%)	*

Ratio of Net Investment Loss
to Average Net Assets	(0.38%)		+		(0.66%)		+		(0.83%)	*+

Portfolio Turnover Rate	7%				27%				18%

* Annualized
** Inception
*** Not Annualized
+ After payment of expenses by the Advisor and waiver of the investment advisory fee (as noted in the Statement of Operations).
# Per share data was calculated using average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2004

Number of
Shares	COMMON STOCKS - 82.1%	Value*

	AEROSPACE / DEFENSE - 1.8%
98,166	Ducommun Inc. +	$2,046,761

	AIRLINES - 2.4%
140,300	Skywest, Inc.	2,808,806

	APPLICATIONS SOFTWARE - 2.0%
156,786	EPIQ Systems, Inc. +	2,282,804

	COMMERCIAL PRINTING - 5.3%
66,278	Courier Corp.	3,444,468
137,500	Ennis Business Forms, Inc.	2,646,875
		6,091,343
	COMPUTER & PERIPHERALS - 1.0%
64,649	Printronix, Inc. +	1,157,864

	COMPUTER - INTEGRATED SYSTEMS - 5.2%
179,000	Agilysys, Inc.	3,051,950
320,000	Neoware Systems, Inc. +	2,972,800
		6,024,750
	COMPUTER SERVICES - 2.6%
303,700	Ciber, Inc. +	2,927,668

	CONSUMER PRODUCTS - 4.9%
87,100	Kenneth Cole Productions, Inc.	2,687,906
150,100	Russell Corporation	2,923,948
		5,611,854
	FINANCE - BROKERAGE - 2.7%
350,600	Labranche & Co., Inc. +	3,141,376

	FURNITURE MANUFACTURING - 2.4%
179,123	La-Z-Boy, Inc.	2,753,121

	HEALTH CARE - 4.4%
62,000	Lifepoint Hospitals, Inc. +	2,158,840
104,100	Rehabcare Group, Inc. +	2,913,759
		5,072,599
	INSURANCE - 3.5%
112,999	FPIC Insurance Group, Inc. +	3,994,515

The accompanying notes are an integral part of these financial statements.
BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2004

Number of
Shares	COMMON STOCKS (Continued)	Value*

	MACHINERY MANUFACTURING - 6.7%
87,600	Barnes Group, Inc.	$2,322,276
130,050	Gulf Island Fabrication, Inc.	2,833,789
50,750	Hardinge, Inc.	675,482
39,744	Terex Corp. +	1,893,802
		7,725,349
	MANUFACTURED HOUSING - 2.5%
70,900	Drew Industries, Inc. +	2,564,453
30,000	Patrick Industries, Inc. +	298,500
		2,862,953
	MEDICAL PRODUCTS & SERVICES - 3.1%
182,226	Quidel Corp. +	925,708
66,544	Vital Signs, Inc.	2,589,892
		3,515,600
	METALS & MINING - 3.4%
13,800	Impala Platinum Holdings Ltd. - SP ADR	293,330
118,750	Westmoreland Coal Co. +	3,617,125
		3,910,455
	OIL & GAS EXPLORATION & PRODUCTION - 4.7%
170,800	Callon Petroleum Co. +	2,469,768
59,100	Southwestern Energy Co. +	2,995,779
		5,465,547
	OIL REFINING - 2.0%
87,944	Frontier Oil Corp.	2,344,587

	PRECISION INSTRUMENTS - 4.6%
46,370	Esterline Technology Corp. +	1,513,980
113,000	MTS Systems Corp.	3,819,400
		5,333,380
	REAL ESTATE INVESTMENT TRUSTS - 2.9%
278,600	Equity Inns, Inc.	3,270,764

	RESTAURANTS - 2.4%
66,300	IHOP Corp.	2,777,307

	RETAIL INDUSTRY - 2.4%
77,900	Blair Corp.	2,777,914

	SPECIALTY CHEMICALS - 5.0%
192,000	Hercules, Inc. +	2,851,200
119,500	Sensient Technology Corp.	2,866,805
		5,718,005

The accompanying notes are an integral part of these financial statements.
BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2004

Number of
Shares	COMMON STOCKS (Continued)	Value*

	TRANSPORTATION - 1.9%
38,300	Yellow Corp. +	$2,132,544

	UTILITIES - 2.3%
137,700	Duquesne Light Holdings Inc.	2,595,645

TOTAL COMMON STOCKS (Cost $64,953,636)		94,343,511

Number of
Shares	SHORT-TERM INVESTMENTS - 10.1%	Value*
5,785,735	Blackrock Provident Institutional Temp Cash Fund, 2.17% **	5,785,735
5,785,735	Blackrock Provident Institutional Federal Fund, 2.08% **	5,785,735

TOTAL SHORT-TERM INVESTMENTS (Cost $11,571,470)		11,571,470

TOTAL INVESTMENTS (Cost $76,525,106) - 92.2%		105,914,981

OTHER ASSETS IN EXCESS OF LIABILITIES - 7.8%		9,013,376

NET ASSETS - 100%		$114,928,357

*	See Note 2 to the Financial Statements.
* *	Interest rate varies daily, 12/31/04 rate shown.
+	Non-Income Producing Security
SP ADR	American Depositary Receipt sponsored by a U.S. depositary bank.

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2004

Number of
Shares	COMMON STOCKS - 28.7%	Value*

	AUTO & AUTO PARTS - 0.6%
27,500	DaimlerChrysler AG	$1,321,375

	BANKING - 1.1%
143,300	First Commonwealth Financial of Pennsylvania	2,205,387

	COMMERCIAL PRINTING - 1.2%
124,700	Ennis Business Forms, Inc.	2,400,475

	DIVERSIFIED MANUFACTURING - 0.4%
36,022	Deswell Industries, Inc.	886,141

	EXCHANGE TRADED FUNDS - 1.7%
56,000	iShares Dow Jones Select Dividend Index	3,435,040

	FINANCIAL SERVICES - 1.4%
116,400	Waddell & Reed Financial, Inc.	2,780,796

	FOOD PRODUCTS - 2.2%
103,000	Conagra Foods, Inc.	3,033,350
51,500	Campbell Soup, Inc.	1,539,335
		4,572,685
	FOOD RETAILING - 0.8%
57,207	Ingles Markets, Inc.	716,232
24,600	Weis Markets, Inc.	948,822
		1,665,054
	INTEGRATED OIL & GAS - 1.3%
50,000	ChevronTexaco Corp.	2,625,500

	METALS & MINING - 0.5%
46,264	Impala Platinum Holdings Ltd. - SP ADR	983,378

	PHARMACEUTICALS - 1.4%
62,000	GlaxoSmithKline PLC	2,938,180

	REAL ESTATE INVESTMENT TRUSTS - 2.5%
6,500	Correctional Properties Trust	187,720
37,250	Hospitality Properties Trust	1,713,500
30,300	Mid-America Apartment Communities, Inc.	1,248,966
69,400	Town & Country Trust	1,917,522
		5,067,708

The accompanying notes are an integral part of these financial statements.
BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2004

Number of
Shares	COMMON STOCKS (Continued)	Value*

	SPECIALTY CHEMICALS - 2.1%
142,364	Hawkins, Inc.	$1,677,048
71,000	Lubrizol Corp.	2,617,060
		4,294,108
	TELECOMMUNICATIONS SERVICES - 2.4%
100,900	Bellsouth Corp.	2,804,011
89,478	North Pittsburgh Systems, Inc.	2,212,791
		5,016,802
	TELECOMMUNICATIONS EQUIPMENT - 1.1%
165,534	Spectral Link Corp.	2,347,272

	UTILITIES - 8.0%
87,500	Atmos Energy Corp.	2,393,125
45,000	Cinergy Corporation	1,873,350
96,700	Cleco Corporation	1,959,142
21,000	Duquesne Light Holdings, Inc.	395,850
61,900	Laclede Gas Co.	1,928,185
70,235	MGE Energy, Inc.	2,508,794
101,400	Puget Energy, Inc.	2,504,580
104,800	Vectren Corp.	2,808,640
		16,371,666

TOTAL COMMON STOCKS (Cost $48,877,800)		58,911,567

Number of
Shares	PREFERRED STOCKS - 3.1%	Value*

	APPAREL - 0.5%
36,800	Tommy Hilfiger Corp. PFD A	941,344

	BANKING - 0.2%
18,600	HSBC Finance Corp. PFD	505,362

	OIL & GAS EXPLORATION & PRODUCTION - 0.3%
18,165	Callon Petroleum Co. PFD A CV	617,610

	REAL ESTATE INVESTMENT TRUSTS - 1.3%
20,100	Brandywine Realty Trust PFD D	512,952
21,500	Equity Inns, Inc. PFD B	563,300
22,200	Highwoods Properties, Inc. PFD B	561,882
5,700	Hospitality Properties Trust PFD B	157,890
32,000	Prologis Trust PFD F	809,600
		2,605,624
The accompanying notes are an integral part of these financial statements.
BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2004

Number of
Shares	PREFERRED STOCKS (Continued)	Value*

	TELECOMMUNICATIONS EQUIPMENT - 0.6%
45,800	Telephone and Data Systems PFD A	$1,208,204

	UTILITIES - 0.2%
5,000	Southern California Edison PFD	513,750

TOTAL PREFERRED STOCKS (Cost $6,001,523)		6,391,894

Face
Amount	CORPORATE BONDS - 63.7%	Value*

	AUTO & AUTOMOTIVE PARTS - 1.5%
$ 2,000,000	General Motors Corp. 7.20% 01/15/11	2,051,284
988,000	Hertz Corp. 6.50% 05/15/06	1,019,388
		3,070,672
	BEVERAGES - ALCOHOL - 1.4%
175,000	Constellation Brands, Inc. 8.00% 02/15/08	190,313
245,000	Constellation Brands, Inc. 8.625% 08/01/06	261,537
2,322,000	Constellation Brands, Inc. 8.125% 01/15/12	2,522,272
		2,974,122
	CHEMICALS - 0.5%
1,000,000	Union Carbide Corp. 6.70% 01/01/09	1,060,000

	COMPUTERS & PERIPHERALS - 2.1%
2,035,000	Unisys Corp. 6.875% 03/15/10	2,177,450
2,000,000	Unisys Corp. 8.125% 06/01/06	2,105,000
		4,282,450
	CONSUMER SERVICES - 0.5%
1,000,000	Cendant Corp. 6.25% 03/15/10	1,082,244

	CONSUMER STAPLES - 2.0%
1,425,000	Service Corp. International 6.50% 03/15/08	1,471,312
1,000,000	Service Corp. International 7.20% 06/01/06	1,040,000
1,465,000	Service Corp. International 7.70% 04/15/09	1,582,200
		4,093,512
	ELECTRICAL EQUIPMENT - 1.9%
3,823,000	Thomas and Betts Corp. 6.50% 01/15/06	3,928,090

	ENERGY SERVICES - 1.9%
3,838,000	Offshore Logistics, Inc. 6.125% 06/15/13	3,895,570

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2004

Face
Amount	CORPORATE BONDS (Continued)	Value*

	EQUIPMENT RENTAL - 1.6%
$ 3,220,000	Rent-A-Center, Inc. 7.50% 05/01/10	$3,336,725

	FINANCE - 3.1%
1,195,000	CIT Group Holdings, Inc. 4.75% 12/15/10	1,214,291
2,000,000	CIT Group Holdings, Inc. 5.00% 02/13/14	1,996,718
1,000,000	Ford Motor Credit Corp. 7.375% 10/28/09	1,078,668
2,000,000	General Motors Acceptance Corp. 6.85% 10/15/08	2,086,806
		6,376,483
	FINANCE - BROKERAGE SERVICES - 0.7%
1,500,000	Bear Stearns Co., Inc. 3.25% 03/25/09	1,456,493

	FOOD RETAILING - 0.4%
832,000	Ingles Markets, Inc. 8.875% 12/11/11	890,240

	HEALTHCARE SERVICES - 3.7%
3,300,000	Humana Inc. 6.30% 08/01/18	3,384,665
4,199,000	Triad Hospitals, Inc. 7.00% 11/15/13	4,293,478
		7,678,143
	HOTEL & GAMING - 2.6%
271,000	Hilton Hotels Corp. 7.20% 12/15/09	302,326
1,575,000	Hilton Hotels Corp. 7.625% 12/1/12	1,841,843
2,000,000	Mirage Resorts, Inc. 5.875% 02/27/14	1,965,000
1,110,000	Mirage Resorts, Inc. 6.75% 08/01/07	1,165,500
147,000	Mirage Resorts, Inc. 6.95% 02/01/05	147,367
		5,422,036
	INFORMATION SERVICES - 1.1%
2,000,000	Equifax Inc. 6.90% 07/01/28	2,211,666

	INSURANCE - 1.9%
464,000	CNA Financial Corp. 6.50% 04/15/05	468,206
1,176,000	CNA Financial Corp. 6.60% 12/15/08	1,264,657
2,010,000	CNA Financial Corp. 6.75% 11/15/06	2,108,667
		3,841,530
	INTEGRATED OIL & GAS - 0.6%
1,175,000	ConocoPhillips Petroleum Co. 7.125% 03/15/28	1,296,219

	MANUFACTURED HOUSING - 1.0%
2,065,000	Champion Enterprises, Inc. 7.625% 05/15/09	2,065,000

The accompanying notes are an integral part of these financial statements.
BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2004

Face
Amount	CORPORATE BONDS (Continued)	Value*

	MEDICAL PRODUCTS & SERVICES - 6.4%
$ 2,151,000	AmerisourceBergen Corp. 8.125% 09/01/08	$2,392,987
2,000,000	Bergen Brunswig Corp. 7.25% 06/01/05	2,030,000
4,305,000	Bausch & Lomb, Inc. 6.95% 11/15/07	4,562,577
2,727,000	Omnicare, Inc. CV 6.125% 06/01/13	2,740,635
1,247,000	Omnicare, Inc. CV 8.125% 03/15/11	1,340,525
		13,066,724
	METAL FABRICATION - 0.5%
1,000,000	Alcoa, Inc. 6.00% 01/15/12	1,092,415

	REAL ESTATE INVESTMENT TRUSTS - 2.1%
2,000,000	Health Care REIT, Inc. 6.00% 11/15/13	2,069,936
1,972,000	Health Care REIT, Inc. 7.50% 08/15/07	2,133,617
		4,203,553
	RESTAURANTS - 0.6%
1,087,000	YUM Brands, Inc. 8.50% 4/15/06	1,154,708

	RETAIL INDUSTRY - 4.0%
1,500,000	J.C. Penney Co., Inc. 8.00% 03/01/10	1,713,750
500,000	Rite Aid Corp. 144A 6.00% 12/15/05	507,500
2,400,000	Rite Aid Corp. 7.125% 01/15/07	2,400,000
1,730,000	Rite Aid Corp. 7.625% 04/15/05	1,747,300
1,640,000	Saks, Inc. 7.50% 12/01/10	1,746,600
		8,115,150
	SPECIALTY CHEMICALS - 0.9%
1,680,000	Lubrizol Corp. 5.875% 12/01/08	1,765,090

	TELECOMMUNICATIONS SERVICES - 10.2%
4,000,000	AT&T Corp. 7.30% 11/15/11	4,605,000
341,000	AT&T Corp. 7.75% 03/01/07	369,133
1,000,000	Bellsouth Corp. 6.875% 10/15/31	1,134,129
3,420,000	Cincinnati Bell, Inc. 8.375% 01/15/14	3,462,750
1,456,000	Comcast Corp. 5.30% 1/15/14	1,501,593
2,157,000	GTE Northwest, Inc. 6.30% 06/01/10	2,294,666
1,617,000	Sprint Capital Corp. 6.125% 11/15/08	1,734,110
1,200,000	Sprint Capital Corp. 6.875% 11/15/28	1,313,744
1,500,000	Sprint Corporation 8.375% 03/15/12	1,827,213
1,225,000	TCI Communications, Inc. 7.875% 2/15/26	1,504,331
1,077,000	Verizon Florida, Inc. 6.125% 01/15/13	1,146,261
		20,892,930

The accompanying notes are an integral part of these financial statements.
BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2004

Face
Amount	CORPORATE BONDS (Continued)	Value*

	TOYS - 2.0%
$ 2,035,500	Hasbro, Inc. 6.15% 07/15/08	$2,157,100
2,000,000	Hasbro, Inc. 6.60% 07/15/28	2,000,000
		4,157,100
	TRANSPORTATION - 1.6%
3,300,000	Southwest Airlines, Inc. 5.25% 10/01/14	3,312,124

	UTILITIES - 6.9%
2,365,000	Black Hills Corp. 6.50% 05/15/13	2,423,867
3,000,000	Constellation Energy Group 4.55% 06/15/15	2,863,605
905,000	Southern California Edison 7.625% 01/15/10	1,041,287
1,865,000	Southern California Edison 8.00% 02/15/07	2,030,950
2,955,000	PSEG Power, Inc. 5.50% 12/01/15	3,011,408
703,000	PSEG Power, Inc. 7.75% 04/15/11	819,696
1,884,000	PSI Energy Co. 6.52% 03/15/09	2,042,286
		14,233,099

TOTAL CORPORATE BONDS (Cost $128,368,815)		130,954,088

Number of
Shares	SHORT-TERM INVESTMENTS - 3.4%	Value*
3,489,581	Blackrock Provident Institutional Temp Cash Fund, 2.17% **	$3,489,581
3,489,581	Blackrock Provident Institutional Federal Fund, 2.08% **	3,489,581

TOTAL SHORT-TERM INVESTMENTS (Cost $6,979,162)		6,979,162

TOTAL INVESTMENTS (Cost $190,227,300) - 98.9%		203,236,711

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		2,377,797

NET ASSETS - 100%		$205,614,508

*	See Note 2 to the Financial Statements.
* *	Interest rate varies daily, 12/31/04 rate shown.
CV	Convertible Security
PFD	Preferred Stock
SP ADR	American Depositary Receipt sponsored by a U.S. depositary bank.
144A	Security is exempt from registration under Rule 144A of the Securities Act of 1933
	and may be resold in transactions that are exempt from registration, normally
	to qualified institutional buyers. Security has been deemed liquid pursuant to
	guidelines approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

BERWYN CORNERSTONE FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 2004

Number of
Shares	COMMON STOCKS - 90.6%	Value*

	AEROSPACE/DEFENSE - 2.8%
625	General Dynamics Corp.	$65,375

	COMPUTERS & PERIPHERALS - 3.4%
3,750	Hewlett-Packard Co.	78,637

	CONSUMER PRODUCTS - 8.4%
1,360	Black & Decker Corp.	120,129
3,820	Mattel, Inc.	74,452
		194,581
	ELECTRIC COMPONENTS - SEMI-CONDUCTORS - 4.6%
2,880	QLogic Corp. +	105,754

	ENERGY - 3.7%
1,390	Noble Energy, Inc.	85,707

	EXCHANGE TRADED FUNDS - 6.1%
520	iShares S&P 400 Midcap Value	67,184
605	S&P 400 Midcap SPDR Trust	73,284
		140,468
	FINANCIAL SERVICES - 3.9%
1,790	Webster Financial Corp.	90,646

	FOOD PRODUCTS - 6.5%
2,700	Campbell Soup, Inc.	80,703
1,805	HJ Heinz Corp.	70,377
		151,080
	FURNITURE MANUFACTURING - 3.7%
2,135	Ethan Allen International, Inc.	85,443

	INFORMATION TECHNOLOGY - 1.8%
4,155	Unisys Corp. +	42,298

	INSURANCE - 3.5%
4,500	UNUMProvident Corp.	80,730

	INTEGRATED OIL & GAS - 3.8%
1,675	ChevronTexaco Corp.	87,954

	MEDICAL PRODUCTS AND SERVICES - 3.5%
2,380	Baxter International, Inc.	82,205

The accompanying notes are an integral part of these financial statements.
BERWYN CORNERSTONE FUND
STATEMENT OF INVESTMENTS (Continued)
DECEMBER 31, 2004

Number of
Shares	COMMON STOCKS (Continued)	Value*

	PHARMACEUTICALS - 4.3%
3,750	Pfizer, Inc.	$100,838

	RESTAURANTS - 4.5%
2,210	YUM Brands, Inc.	104,268

	RETAIL INDUSTRY - 12.4%
460	Best Buy, Inc.	27,333
2,430	BJ's Wholesale Club, Inc. +	70,786
9,980	Rite Aid Corp. +	36,526
5,600	Saks, Inc.	81,256
2,600	Talbots, Inc.	70,798
		286,699
	SPECIALTY CHEMICALS - 3.9%
2,460	Lubrizol Corp.	90,675

	TELECOMMUNICATIONS - 0.4%
274	Comcast Corp.+	9,119

	TRANSPORTATION - 4.0%
2,315	CSX Corp.	92,785

	UTILITIES - 5.4%
840	FPL Group, Inc.	62,790
1,405	Progress Energy, Inc.	63,562
		126,352

TOTAL COMMON STOCKS (Cost $1,763,854)		2,101,614

Number of
Shares	SHORT-TERM INVESTMENTS - 9.8%	Value*
113,154	Blackrock Provident Institutional Temp Cash Fund, 2.17% **	113,154
113,154	Blackrock Provident Institutional Federal Fund, 2.08% **	113,154

TOTAL SHORT-TERM INVESTMENTS (Cost $226,308)		226,308

TOTAL INVESTMENTS (Cost $1,990,162) - 100.4%		2,327,922

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(8,801)

NET ASSETS - 100%		$2,319,121

* See Note 2 to the Financial Statements
* * Interest rate varies daily, 12/31/04 rate shown.
+ Non-Income Producing Security

The accompanying notes are an integral part of these financial statements.

BERWYN FUNDS - NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1 - ORGANIZATION
The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company.

Berwyn Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

Berwyn Income Fund is a portfolio series of The Berwyn Funds. The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the ability of the issuers to meet these obligations may be affected by economic developments in their respective industries. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

Berwyn Cornerstone Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-term capital appreciation. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.
NOTE 2 - ACCOUNTING POLICIES
The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the advisor believes do not reflect market value, are valued at fair value as determined in good faith by the advisor under the supervsision of the Board of Trustees.
Federal Income Taxes: The Funds intend to continue to qualify as regulated investment companies and distribute substantially all of their taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.
Securities Transactions and Investment Income: For financial statement and reporting purposes, securities transactions are recorded on the trade date of purchase or sale. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.
Share Valuation: The net asset value of each fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.
Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
Under the terms of the investment advisory agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay The Killen Group, Inc. (the "Investment Advisor") an investment advisory fee at an annual rate of 1.0%, 0.5% and 1.0% of their average daily net assets, respectively. The Investment Advisor will only collect its fee from the Berwyn Cornerstone Fund when such action does not cause the Berwyn Cornerstone Fund's expense ratio to exceed 2% of its average net assets. Additionally, the Investment Advisor has agreed to pay the operational expenses of the Berwyn Cornerstone Fund that exceed 2% of its average net assets, until such time that the Advisor determines that Berwyn Cornerstone Fund has sufficient assets to pay its expenses and maintain an expense ratio of 2% or less. For the year ended December 31, 2004 the Advisor has absorbed expenses in excess of the amount required to reduce the Berwyn Cornestone Fund's expense ratio to 2%. These additional reductions may not continue

Each Fund pays the trustees who are not an affiliate to the Investment Advisor $3,200 annually. Trustees who are affiliated with the Investment Advisor do not receive compensation. The Investment Advisor and the Officers of the Investment Advisor, together with their families, owned 407,914 shares, 174,214 shares and 41,633 shares of the Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively at December 31, 2004.

During the year ended December 31, 2004, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid $143,367, $117,031 and $3,685, respectively, in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Advisor, to execute certain portfolio transactions.

NOTE 4 - TAX MATTERS
The Funds distribute annually substantially all of their net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, components of net assets are adjusted to reflect tax treatment in the period in which the differences arise.

The tax character of dividends paid during the year ended December 31, 2004 were as follows:

Long Term
Ordinary Income Capital Gains Total
Berwyn Fund - $5,622,985 $5,622,985
Berwyn Income Fund $7,720,514 - $7,720,514
Berwyn Cornerstone Fund - $ 16,305 $ 16,305

The tax character of dividends paid during the year ended December 31, 2003 were as follows:

Long Term
Ordinary Income Capital Gains Total
Berwyn Fund - $2,165,925 $2,165,925
Berwyn Income Fund $6,140,055 - $6,140,055
Berwyn Cornerstone Fund - - -

As of December 31, 2004, the Funds' distributable earnings on a tax basis were as follows:

Undistributed Undistributed Total
Capital Loss Net Realized Gain Ordinary Unrealized Distributable
Carryforwards on Investments Income Appreciation Earnings
Berwyn Fund - $38,783 - $29,389,875 $29,428,658
Berwyn Income Fund ($10,126,328) - $ 79,037 $12,974,235 $ 2,926,944
Berwyn Cornerstone Fund --- - $ 143 - | |$ 337,000 | $ 337,143

The difference between book basis and tax basis distributable earnings, if any, is due primarily to the tax deferral of losses on wash sales.

Capital loss carryforwards available to offset future capital gains, if any, are as follows:

Expiring Expiring
12/31/08 12/31/09 Total
Berwyn Income Fund $3,478,596 $6,647,732 $10,126,328

As a result of net operating losses and other reclassifications, paid in capital and undistributed net investment income (loss) were adjusted as of December 31, 2004 as follows:

Increase in
Decrease in Undistributed Net
Paid in Capital Investment Income
Berwyn Fund ($ 51,230) $ 51,230 |
Berwyn Income Fund | ($ 2,675) | $ 2,675
Berwyn Cornerstone Fund ($ 6,341) | $ 6,341

At December 31, 2004, the composition of tax basis unrealized appreciation (depreciation) of investment securities for the Funds was as follows:

Federal Gross Gross Net Unrealized Market
Tax Cost Appreciation Depreciation Appreciation Value
Berwyn Fund $ 76,525,106 $30,074,383 ($684,508) $29,389,875 $105,914,981
Berwyn Income Fund | $190,262,476 $13,616,077 ($ 641,842) $12,974,235 $203,236,711
Berwyn Cornerstone Fund $ 1,990,922 $ 368,343 ($ 31,343) $ 337,000 $ 2,327,922

NOTE 5 - SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government securities and temporary cash investments, during the period ended December 31, 2004 are summarized below:

Year Ended December 31, 2004
Berwyn Fund Berwyn Income Fund Berwyn Cornerstone Fund
Purchases: $46,149,650 $138,327,447 $954,273
Sales:: | $13,060,775 $ 74,744,887 $100,896

NOTE 6 - COMMITMENTS AND CONTINGENCIES

The Funds indemnify their officers and trustees for certain liabilities that may arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurrred. However, based on experience, the Funds expect the risk of loss to be remote.

________________________________________________________

NOTICE TO SHAREHOLDERS (UNAUDITED)

For Federal income tax purposes, the Berwyn Fund hereby designates $5,622,985 of dividends paid during the year ended December 31, 2004 as capital gain dividends. The Berwyn Income Fund hereby designates 17.51% of its dividends paid during the year ended December 31, 2004 as qualifying for the maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Berwyn Cornerstone Fund hereby designates $16,305 of dividends paid during the year ended December 31, 2004 as capital gain dividends.

PROXY INFORMATION (UNAUDITED)

The Funds' policies and procedures for voting proxies are available at the Funds' website http://www.theberwynfunds.com. The Funds' proxy voting record for the period January 1, 2004 to December 31, 2004, is also available at the Funds' website.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-345-1898, and on the Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securites during the most recent 12-month period ended December 31, 2004 is available without charge, upon request, by calling 1-888-345-1898, and on the Commission's website at http://www.sec.gov.

AVAILABILITY OF PORTFOLIO HOLDINGS (UNAUDITED)
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on forms N-Q. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

TRUSTEES OF THE BERWYN FUNDS (Unaudited)

Name, Age, Position and Address	Principal Occupations for the Past Five Years	Aggregate Dollar Range of Shares of The Berwyn Funds Owned as of 12/31/04
Interested Trustee
Robert E. Killen (64) President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Trustee since February 1999. Chairman, Chief Executive Officer and sole shareholder, The Killen Group, Inc. (investment advisor to the Trust) since April 1996. Director of Westmoreland Coal Company (a mining company) since July 1996. Director, Officer and shareholder, Berwyn Financial Services Corp. (a registered broker-dealer and member National Association of Securities Dealers since 1994) since October 1991. General Partner, Focus Limited Partners (a private investment partnership) since prior to January 1, 1990. President, Director, sole shareholder, Berwyn Management Co. (a private investment advisory firm) since prior to January 1, 1990. General Partner, Berwyn Enterprises and Berwyn Enterprises, II (real estate partnerships) since prior to January 1, 1990.

Over $100,000 BF Over $100,000 BIF Over $100,000 BCF
Non-Interested Trustees
Denis P. Conlon (57) Trustee 1199 Lancaster Ave. Berwyn, PA	Trustee since February 1999. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) since 1996.	Over $100,000 BF $10,000 - $50,000 BIF $0 BCF
Deborah D. Dorsi (49) Trustee 1199 Lancaster Ave. Berwyn, PA 19312	Trustee since February 1999. Retired computer industry executive since prior to April 1999.	$10,001- $50,000 BF $0 - $10,000 BIF $0 - $10,000 BCF

Exhibit A

Form of Certification under Rule 30a-2 of Form N-CSR

I, Robert E. Killen, certify that:

  I have reviewed this report on Form N-CSR of The Berwyn Funds (the "Registrant");

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information include in this report fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

  The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

    Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
  The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 1, 2005                                             Robert E. Killen

Robert E. Killen,
President

Exhibit A

Form of Certification under Rule 30a-2 of Form N-CSR

I, Kevin M. Ryan, certify that:

  I have reviewed this report on Form N-CSR of The Berwyn Funds (the "Registrant");

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information include in this report fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Registrant as of, and for, the periods presented in this report;

  The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and
    Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
  The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 1, 2005                                             Kevin M. Ryan

Kevin M. Ryan,
Secretary-Treasurer